UNITED STATES

SECURITIES AND EXCHANGE COMMSSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14(a)(12)

Social Reality, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on December 31, 2018

The proxy statement and annual report to security holders are available at

https://www.iproxydirect.com/SRAX

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

____________________

TO BE HELD ON DECEMBER 31, 2018

We are hereby pleased to invite you to the 2018 annual meeting of shareholders (“Annual Meeting”) of Social Reality, Inc. on Monday, December 31, 2018 at The Palm Garden Hotel, 495 North Ventu Park Road, Thousand Oaks, California 91320 beginning at 11:00 a.m. local time. Details regarding the business to be conducted at the Annual Meeting are described in this proxy statement (the “Proxy Statement”). The following summarizes the matters to be voted upon at the Annual Meeting:

1.	Election of six (6) members to the board of directors (“Board”) to serve for the following year or until their respective successors are appointed and qualified;

2.	Ratification of the appointment of RBSM LLP as our independent registered public accounting firm for 2018;

3.	To approve an amendment to Social Reality’s 2014 Equity Compensation Plan to increase the number of authorized shares of Class A common stock issuable under the plan by 1,000,000; and

4.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record as of the close of business on November 29, 2018 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this Proxy Statement.

Thank you for your ongoing support of, and continued interest in Social Reality. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Christopher Miglino

Christopher Miglino

Chairman and Chief Executive Officer

November 30, 2018

SOCIAL REALITY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date	11:00 a.m. Pacific Time, on Monday, December 31, 2018.

Place	The Palm Garden Hotel, 495 North Ventu Park Road, Thousand Oaks, California 91320 .

Items of Business	(1)	To elect six (6) members to the Board to serve for the following year or until their respective successors are appointed and qualified.

	(2)	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for 2018.

	(3)	To approve an amendment to Social Reality’s 2014 Equity Compensation Plan to increase the number of authorized shares of Class A common stock issuable under the plan by 1,000,000; and;

	(4)	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Social Reality, Inc. shareholder as of the close of business on November 29, 2018 (“Record Date”).

Meeting Admission

You are entitled to attend the Annual Meeting only if you were a Social Reality shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card, or, if you vote by telephone or over the internet, by indicating your plans when prompted.

The Annual Meeting will begin promptly at 11:00 a.m. Pacific Time. Check-in will begin at 10:00 a.m. local time, and you should allow ample time for the check-in procedures.

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (“Notice”) you received with the Proxy Statement, the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 1 of this proxy statement or, your enclosed proxy card.

By order of the Board of Directors,

Christopher Miglino Chairman of the Board Chief Executive Officer

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about November 30, 2017.

In this proxy statement, the words “Social Reality,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to Social Reality, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

* * * * *

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 27, 2018

This proxy statement and our Annual Report on Form 10-K for fiscal year ended December 31, 2017, are available at https://www.iproxydirect.com/SRAX.

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2018 ANNUAL MEETING OF SHAREHOLDERS

General Information

We are providing this proxy statement to you as part of a solicitation by the board of directors (“Board of Directors” or “Board”) of Social Reality, Inc. for use at our 2018 Annual Meeting of Shareholders (“Annual Meeting”) and at any adjournment or postponement that may take place. We will hold our Annual Meeting on December 31, 2018 at 11:00 a.m. Pacific Time at the Palm Garden Hotel, 495 North Ventu Park Road, Thousand Oaks, California 91320. Only shareholders of record on November 29, 2018 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about November 30, 2018. Unless the context otherwise requires, the terms "Social Reality," “the Company,” "us," "we," and "our" references Social Reality, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

PROXY MATERIALS

1.

Why am I receiving these materials?

Our Board is providing these proxy materials to you in connection with our Annual Meeting for 2018, which will take place on December 31, 2018 at 11:00 a.m. Pacific Time at the Palm Garden Hotel, 495 North Ventu Park Road, Thousand Oaks, California 91320. As a shareholder, you are invited to attend the meeting and requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

2.

What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the 2018 Annual Meeting of Shareholders;
•	Our 2017 Annual Report to Shareholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017; and
•	The proxy card or a voting instruction form for the Annual Meeting.

3.

What information is contained in these materials?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

4.

How can I access the proxy materials over the internet?

The Notice contains instructions on how to view our proxy materials for the Annual Meeting on the internet and vote your shares. Our proxy materials are also available on our website at www.SRAX.com and https://www.iproxydirect.com/SRAX.

VOTING INFORMATION

5.

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of six (6) directors to our Board, to hold office until the annual meeting of shareholders in 2019, or until their successors are appointed and qualified.
•	The ratification of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.
•	To approve an amendment to Social Reality’s 2014 Equity Compensation Plan to increase the number of authorized shares of common stock issuable under the plan by 1,000,000.
•	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof (See Question 21 below).

6.

How does the Board recommend that I vote on each of the matters?

Our Board recommends that you vote your shares:

•	“FOR” the director nominees;
•	“FOR” the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the 2018 fiscal year; and
•	“FOR” the amendment to the 2014 Equity Compensation Plan.

7.

What shares can I vote?

Each share of our Common Stock issued and outstanding as of the close of business on the Record Date for the 2018 Annual Meeting is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 10,133,330 shares of Common Stock issued and outstanding.

8.

How many votes am I entitled to per share?

Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

9.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Transfer Online, you are considered, with respect to those shares, the shareholder of record, and the proxy materials were sent directly to you by Social Reality. As the shareholder of record, you have the right to grant your voting proxy directly to Social Reality or to vote in person at the Annual Meeting. Social Reality has enclosed herewith a proxy card for you to use. You may also vote on the internet or by telephone, as below under the heading “How can I vote my shares without attending the Annual Meeting?” You may also vote on the internet or by telephone, as below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our shareholders, you are considered the beneficial owner of shares held in street name, and the Proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

10.

If I am a Shareholder of Record, how do I vote?

If you are a shareholder of record, there are four ways to vote:

•

In person. You may vote in person at the Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the proxy card.
•	By Telephone. You may vote by proxy by calling the toll free number found on the proxy card.
•	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

11.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•

In person. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

•

Via the Internet. You may vote by proxy via the Internet by following the instructions found in the proxy card. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•

By Telephone. You may vote by proxy by calling the toll free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•	By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

12.

How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

13.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or
•

Sign and return a proxy card without giving specific voting instructions, then the person named as proxy holder, Christopher Miglino, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

14.

Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers. If you are a shareholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 456 Seaton St., Los Angeles, California 90013. If you are a beneficial owner, you can change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

15.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of our Class A common stock as of the Record Date must be present in person or represented by proxy.  Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

16.

How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN,” if you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

17.

What is the voting requirement to approve each of the proposals?

In the election of directors (Proposal Number 1), the persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

In the case of the following three proposals:

•	The ratification of the appointment of RBSM LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal Number 2);
•	the amendment to our 2014 Equity Compensation Plan to increase the number of shares of common stock issuable under the plan by 1,000,000 (Proposal Number 3); and
•

the affirmative “FOR” vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for approval.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

18.

How do Broker Non-Votes and Abstentions Effect the Voting Results

With respect to the election of directors (Proposal Number 1), under plurality voting, broker non-votes and abstentions would have no effect on determining the nominees elected.

With respect to the ratification of RBSM LLP., (Proposal Number 2), shares that constitute broker non-votes are not considered votes cast on that proposal nor entitled to vote. Thus, broker non-votes will not affect the outcome of this matter, assuming that a quorum is obtained. Abstentions will have the same effect as a vote against.

With respect to the amendment to the Company’s 2014 Equity Compensation Plan (Proposal No. 3), broker non-votes will not be counted as shares entitled to vote and will have no effect on the results of the votes. Abstentions will have the same effect as a vote against.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Please note that brokers may not vote your shares on the election of directors or the amendment to the 2014 Equity Compensation Plan in the absence of your specific instructions. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the proxy card or voting instruction form.

19.

Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

20.

Who is paying for this proxy solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card, the Notice of Internet Availability, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks, brokers and other third parties to solicit their customers who beneficially own Common Stock listed of record in the name of such bank, broker or other third party, and the Company will reimburse such banks, brokers and third parties for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by directors, officers and other employees of the Company, but no additional compensation will be paid to such individuals.

21.

What happens if additional matters are presented at the Annual Meeting?

Other than the three (3) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Christopher Miglino will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason, the nominee is not available as a candidate for director, the person named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by the Board.

22.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

ATTENDING THE ANNUAL MEETING

23.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Social Reality shareholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statements for the periods prior to and after November 29, 2018, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. The meeting will begin promptly at 11:00 a.m. Pacific Time. Check-in will begin at 10:00 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

24.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by proxy. You can vote by proxy over the internet by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

25.

Who will count the votes?

We will appoint one of our officers or employees present at the meeting to act as the inspector of elections for any votes cast at the meeting. Also, our transfer agent, or a third-party service provider will separately tabulate all votes FOR and AGAINST each matter, as well as all abstentions and broker non-votes and votes made through the internet, telephone or by proxy for by shareholders of record and beneficial owners.

26.

How can I contact Social Reality’s transfer agent?

Contact our transfer agent by either writing Transfer Online, Attn: Customer Service, 512 SE Salmon Street, Portland Oregon 97214, or by telephoning 503-227-2950.

SHAREHOLDER PROPOSALS, DIRECTOR NOMINATIONS, RELATED BYLAW PROVISIONS AND MISCELLANEOUS ITEMS

27.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders or to nominate individuals to serve as directors?

Shareholder Proposals:

Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to Social Reality’s Corporate Secretary in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for our 2019 Annual Meeting of Shareholders, the Corporate Secretary of Social Reality must receive the written proposal at our principal executive offices no later than 120 calendar days before the anniversary of the date of the definitive proxy statement filed for the 2018 Annual Meeting; provided, however, that in the event that we hold our 2019 Annual Meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2018 Annual Meeting, the deadline is a reasonable time before we begin to print and send our 2019 notices for the 2019 Annual Meeting. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Social Reality, Inc.

Attn: Corporate Secretary

456 Seaton St.

Los Angeles, California 90013

Our bylaws also establish an advance notice procedure for shareholders who wish to present a proposal before an annual meeting of shareholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for shareholder action under the Delaware General Corporation Law that has been properly brought before the meeting by a shareholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2019 Annual Meeting of Shareholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on August 30, 2019, and
•	not later than the close of business on September 29, 2019.

In the event that we hold our 2019 Annual Meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2018 Annual Meeting, then notice of a shareholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or
•	the 10th day following the day on which public disclosure of the meeting date is made.

If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of Social Reality at the address set forth above. For additional information regarding shareholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance—Consideration of Director Nominees—Shareholder Nominations” on page 14 of this proxy statement.

In addition, our bylaws permit shareholders to nominate directors for election at an annual meeting of shareholders. To nominate a director, the shareholder must provide the information required by our bylaws. In addition, the shareholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Shareholder Proposals” for shareholder proposals that are intended to be included in our proxy statement.

28.

How can I receive a copy of Social Reality’s Bylaws?

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

29.

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 456 Seaton St., Los Angeles, California 90013. The Company’s main telephone number is (323)-694-9800.

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BENEFICIAL OWNERSHIP OF SHARES OF CLASS A COMMON STOCK

At November 27, 2018, we had 10,133,330 shares of Class A common stock issued and outstanding. The following table sets forth information known to us as of November 27, 2018 relating to the beneficial ownership of shares of our Class A common stock by:

•	each person who is known by us to be the beneficial owner of 5% or more of any class of our voting securities;
•	Each of our current directors and nominees;
•	each of our current named executive officers; and
•	all current named executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal shareholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

		Common Stock
Name and Address of Beneficial Owner(1)	Shares	Shares Underlying Convertible Securities (2)	Total	Percent of Class (2)
Directors and named Executive Officers
Christopher Miglino	1,007,575		1,007,575	9.94%
Kristoffer Nelson	135,001	143,333	278,334	2.39%
Joseph P. Hannan	84,159	20,833	104,992	*
Marc Savas	11,945	19,730	31,675	*
Malcolm CasSelle	65,946	2,530	68,476	*
Robert Jordan	6,510	2,530	9,040	*
Colleen DiClaudio	7,813	2,530	10,343	*
All directors and executive officers as a group (9 persons)	1,318,949	191,486	1,510,435	14.63%
Beneficial Owners of 5% or more

———————

*	Less than one percent.

(1)

Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is 456 Seaton St., Los Angeles, CA 90013.

(2)

Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. There are 10,133,330 shares of Class A common stock issued and outstanding as of November 27, 2018.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of November 12, 2018 (except as expressly stated) are set forth below. Our executive officers are appointed by, and serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Directors Standing for Re-election

Name	Age	Positions	Director Since
Christopher Miglino	49	Chairman of the Board, Chief Executive Officer, President	2010
Kristoffer Nelson	40	Chief Operating Officer, Director	2014
Mark Savas	50	Director	2012
Malcolm CasSelle	49	Director	2013
Robert Jordan	51	Director	2017
Colleen DiClaudio	40	Director	2017

Executive Officers (not serving on the Board)

Name	Age	Positions	Director Since
Joseph P. Hannan	47	Chief Financial Officer	—

The following is biographical information on the current members of our executive officers and board of directors who are standing for re-election:

Christopher Miglino. Since co-founding our company in April 2010, Mr. Miglino has served as our Chief Executive Officer and a member of our board of directors. He was appointed President of our company in January 2017. He also served as our Chief Financial Officer from April 2010 until November 2014, and as our principal financial and accounting officer since August 2015. Mr. Miglino, who has over 15 years of experience running various advertising companies, oversees all of our affairs. Some of the companies Mr. Miglino has helped launch programs for include Diet Coke, Bank of America, Nestle, General Mills, HBO, National Geographic, Target, Aflac, and Bayer. In addition, from August 2008 until March 2010, Mr. Miglino was CEO of the Lime Ad Network, a subsidiary of Gaiam, Inc. (Nasdaq: GAIA), where his responsibilities included management of interactive and innovative advertising programs for 250 green and socially conscious websites. Prior to that, from June 2004 until August 2008, Mr. Miglino was CEO of Conscious Enlightenment, where he oversaw their day to day operations in the publishing and advertising industry. From 2004 until 2008, Mr. Miglino served as a board member for Golden Bridge Yoga in Los Angeles, a studio that encompasses over 20,000 square feet of yoga spaces including a restaurant. Mr. Miglino's role as a co-founder of our company, his operational experience in our company as well as his professional experience in our business sector were factors considered by the Corporate Governance and Nominating Committee in recommending his re-election to the board.

Kristoffer Nelson. Mr. Nelson has served as an executive officer of our company since June 2012 and a member of our board of directors since September 2014. He has been employed by our company since September 2011, serving as Director of Business Development (September 2011 until January 2012), Executive Vice President Publisher Relations (January 2012 until June 2016) and President and Chief Revenue Officer, until being named to his current position in October 2014. Prior to joining our company, Mr. Nelson served as a project manager for Living Full Blast, Inc. from August 2009 until December 2010 and President of Krama Consulting & Development from January 2004 until August 2009. Mr. Nelson attended Kings College and Seminary, Van Nuys, California from 1998 until 2000 and West Los Angeles College from 2000 until 2003. He also attended the Leadership Institute of Seattle through Pacific Integral from 2006 until 2008. Mr. Nelson's significant operational experience in multiple aspects of our company coupled with his experience at Living Full Blast, Inc. and Krama Consulting & Development were factors considered by the Corporate Governance and Nominating Committee in recommending his re-election to the board.

Joseph P. ("J.P.") Hannan. Mr. Hannan has served as our Chief Financial Officer since October 2016. Mr. Hannan has over 25 years of experience as a chief financial officer across the television, radio, publishing and digital media sectors ranging from startups to large scale, publicly traded companies. Prior to joining Social Reality, Inc. in October 2016, Mr. Hannan was employed by Cumulus Media, Inc. (NASDAQ: CMLS), serving as Senior Vice President, Treasurer and Chief Financial Officer (March 2010 to June 2016), as Interim Chief Financial Officer (July 2009 to March 2010) and Vice President and Controller (April 2008 to July 2009). He also served concurrently as Chief Financial Officer of Modern Luxury Media, an affiliate of Cumulus Media, Inc., from August 2010 to June 2016. From May 2006 to July 2007, Mr. Hannan served as Vice President and Chief Financial Officer of the radio division of Lincoln National Corporation (NYSE: LNC), and from March 1995 to November 2005 he served in a number of executive positions including Chief Operating Officer and Chief Financial Officer of Lambert Television, Inc., a privately held television broadcasting, production and syndication company. Mr. Hannan has served as a director on a number of company boards, and is currently Chairman of Barefoot Luxury, Inc., an international hospitality company based in Atlanta, Georgia. He previously served as a director of Regent Communications, Inc., International Media Group, and iBlast, Inc. Mr. Hannan received his Bachelor of Science degree from the Marshall School of Business at the University of Southern California.

Marc Savas. Mr. Savas has been a member of our board of directors since January 2012. Mr. Savas has over 15 years of experience in management and sales consulting and six years of experience in real estate easement acquisitions. Since January 2007 he has served as CEO of Living Full Blast, Inc., overseeing business development and consulting for numerous companies and putting together sales teams for such companies. In addition, from January 1998 until January 2006, Mr. Savas was also CEO for Unfair Advantage Inc., where he conducted 118 management consulting projects, many of which were created using programs that his company had designed. Additionally, from January 2005 until January 2009, Mr. Savas was the national Vice President of Business Development for Connexion Technologies where he built national teams of qualified individuals to effectively secure easements from large real estate owners in order to build telecommunication systems through their properties. Mr. Savas' management consulting and operational experience were factors considered by the Corporate Governance and Nominating Committee in recommending his re-election to the board.

Malcolm CasSelle. Mr. CasSelle has been a member of our board of directors since August 2013. Mr. CasSelle is an entrepreneur and since August 2017 has served as President of Worldwide Asset eXchange (WAX), a utility token designed with functionalities to simplify digital item trading which is operated by Norris Services, LLC. Since August 2017 he has also served as Chief Information Officer of OPSkins, a marketplace for buying and selling digital items, including e-Sports digital merchandise which is managed by Norris Services, LLC. From February 2016 until August 2017 Mr. CasSelle was Chief Technology Officer and President of New Ventures at tronc, Inc. where he oversaw all digital operations and was responsible for leveraging data and technology to accelerate digital growth. Prior to tronc, Inc., he was Senior Vice President and General Manager, Digital Media of SeaChange International. He joined SeaChange International in 2015 as part of the company's acquisition of Timeline Labs, where he served as CEO. Previously, Mr. CasSelle led startups in the digital industry, including MediaPass, Xfire and Groupon's joint venture with Tencent in China. He has also been an active early stage investor in companies including Facebook, Zynga, and most recently Bitcoin-related companies. Mr. CasSelle received a B.S. in Computer Science from the Massachusetts Institute of Technology in 1991 and an M.S. in Computer Science from Stanford University in 1994. Mr. CasSelle's entrepreneurial background, knowledge of our market segment and experience as a Board member for other companies were factors considered by the Corporate Governance and Nominating Committee in recommending his election to the board.

Robert Jordan. Mr. Jordan has been a member of our board of directors since March 2017. He is a seasoned business executive who has spent the past 20 years acquiring, managing and divesting middle-market companies spanning a variety of industries. Since 2016 he has served as Chief Executive Officer of Yoi Corporation, a Los-Angeles-based company that provides software as a service (SaaS)-based mobile digital tools for line managers. In 2013, Mr. Jordan founded Tribeca Capital Partners LLC, a private investment holding company focused on acquiring and operating lower middle market companies. Immediately prior to founding Tribeca Capital Partners LLC, from 2003 to 2013 Mr. Jordan was Chief Executive Officer of KMS Software Company, LLC, a leading human capital management SaaS company which he successfully sold to SAP AG in April 2013. Prior to KMS, Mr. Jordan held chief executive officer roles at a number of companies across several industry sectors and senior management positions at both The Walt Disney Company and Pepsi-Cola Bottling Company. He received a BSBA from Northern Arizona University and attended Executive Education programs at both Harvard Business School and UCLA School of Business. Mr. Jordan's executive level and senior management business experience coupled by his private investment company experience were factors considered by the Corporate Governance and Nominating Committee in determining Mr. Jordan should serve on our Board.

Colleen DiClaudio. Ms. DiClaudio has been a member of our board of directors since September 2017. She currently serves as president of 340B Technologies, a 340B software solutions healthcare technology company she co-founded in August 2014. From June 2009 through August 2014 she served as vice president of business development of CompleteCare Health Network, located in New Jersey. Ms. DiClaudio has received a Master's Degree of Public Health from the University of Medicine and Dentistry of New Jersey and a Bachelor's Degree in Public Health from Stockton University. Ms. DiClaudio’s experience in the healthcare technology sector and entrepreneurial background were factors considered by the Corporate Governance and Nominating Committee in determining she should serve on the Board.

Code of Ethics

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our stockholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Conduct and Business Code of Ethics, which applies to all our directors, officers and employees. To assist in its governance, our Board has formed three standing committees composed entirely of independent directors, Audit, Compensation and Corporate Governance and Nominating committees. A discussion of each committee’s function is set forth below.

Bylaws

Our bylaws, the charters of each Board committee, the independent status of a majority of our board of directors, our Code of Conduct and Business Code of Ethics provide the framework for our corporate governance. Copies of our bylaws, committee charters, Code of Conduct and Business Code of Ethics may be found on our website at www.SRAX.com. Copies of these materials also are available without charge upon written request to our Corporate Secretary at 456 Seaton St., Los Angeles, California 90013.

Board of directors

The board of directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the board of directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman and Chief Executive Officer and our Chief Financial Officer and by reading the reports and other materials that we send them and by participating in board of directors and committee meetings. Directors are elected for a term of one year.  Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director appointed to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

During the year ended December 31, 2017, the Board held 4 meetings. Each director attended at least 75% of all meetings of the Board. Each director attended at least 75% of meetings of committees on which the director served. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all Board meetings and meetings of the committees of the Board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings is provided for below. Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at Board and committee meetings.

Board leadership structure and Board’s role in risk oversight

Mr. Miglino serves as both the Chairman of our Board of Directors and our Chief Executive Officer. We do not have a lead independent director. Given the small size of the Board and limited number of executive officers, the Board has determined that a lead independent director is currently not necessary.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the board of directors meets regularly to review Social Reality's risks. Our Chief Financial Officer generally attends the Board meetings and is available to address any questions or concerns raised by any member of the Board on risk management and any other matter. The independent members of the Board work together to provide strong, independent oversight of our management and affairs through the Board's standing committees and, when necessary, special meetings of independent directors. Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting, and exert no control over, meetings of our independent directors.

Board committees

The Board of Directors has standing Audit, Compensation, Compensation and Corporate Governance and Nominating committees. Each committee has a written charter. The charters are available on our website at www.SRAX.com.  All committee members are independent directors. Information concerning the current membership and function of each committee is as follows:

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Marc Savas	✓	✓ (1)	✓
Malcolm CasSelle	✓	✓	✓ (1)
Robert Jordan	✓ (1)

———————

(1)

denotes chairperson.

Independence

Our common stock is listed on the NASDAQ Capital Market. As such, we are subject to the NASDAQ Stock Market LLC (“NASDAQ”) director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a "material relationship" with Social Reality that would compromise his or her independence from management or would cause him or her to fail to meet the NASDAQ’s specific independence criteria. When assessing the "materiality" of a director's relationship with Social Reality, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NASDAQ’S director independence standards and it does not compromise a director's independence from management.

Applying the NASDAQ’s standards, the Board has determined that of the electors nominated for reelection, Messrs. Savas, CasSelle, Jordan and Ms. DiClaudio are each “independent” as that term is defined by the NASDAQ’s standards. In addition to our executive directors (Miglino and Nelson), all four independent directors are up for reelection at the 2018 Annual Meeting.

Communications with Directors

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, to 456 Seaton St., Los Angeles, CA 90013.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee assists the board in fulfilling its oversight responsibility relating to:

•	the integrity of our financial statements;
•	our compliance with legal and regulatory requirements; and
•	the qualifications and independence of our independent registered public accountants.

The Audit Committee has the ultimate authority to select, evaluate and, where appropriate, replace the independent auditor, approve all audit engagement fees and terms, and engage outside advisors, including its own counsel, as it deems necessary to carry out its duties. The Audit Committee is also responsible for performing other related responsibilities set forth in its charter.

The Audit Committee currently consists of Robert Jordan (chairperson), Malcolm CasSelle, and Marc Savas. The Audit Committee had 4 meetings during the year end December 31, 2017.

The Board has determined that Robert Jordan qualifies as an “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.  Mr. Jordan has also been determined to be “independent” by the board of directors as such term is defined in the NASDAQ listing standards.  Additionally, Mr. Jordan meets the independence standards for audit committees under the NASDAQ rules.

Compensation Committee

The Compensation Committee assists the Board in:

•

Recommending, in executive session at which our chief executive officer is not present, the compensation and awards / bonuses for our CEO or president, if such person is acting as the CEO, as well as other executive officers;

•	discharging its responsibilities for approving and evaluating our officer compensation plans, policies and programs;
•	reviewing and recommending to the Board, compensation to be provided to our employees and directors; and
•	administering our equity compensation plan(s).

The Compensation Committee is charged with ensuring that our compensation programs are competitive, designed to attract and retain highly qualified directors, officers and employees, encourage high performance, promote accountability and assure that employee interests are aligned with the interests of our stockholders. The Compensation Committee is composed of two directors, each of whom has been determined by the Board to be independent within the meaning of Rule 5605 of the NASDAQ Marketplace Rules.  The Compensation Committee had 2 meetings during the year end December 31, 2017.  The Compensation Committee is also responsible for performing other related responsibilities set forth in its charter.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee:

•	assists the Board in selecting nominees for election to the Board;
•	monitor the composition of the Board;
•	develops and recommends to the Board, and annually reviews, a set of effective corporate governance policies and procedures applicable to our company; and
•	regularly review the overall corporate governance of the Company and recommends improvements to the Board as necessary.

The purpose of the Corporate Governance and Nominating Committee is to assess the performance of the Board and to make recommendations to the Board from time to time, or whenever it shall be called upon to do so, regarding nominees for the Board and to ensure our compliance with appropriate corporate governance policies and procedures.  The Corporate Governance and Nominating Committee is composed of two directors, each of whom has been determined by the Board to be independent within the meaning of Rule 5605 of the NASDAQ Marketplace Rules.  The Corporate Governance and Nominating Committee had 2 meetings during the year end December 31, 2017.  The Corporate Governance and Nominating Committee is also responsible for performing other related responsibilities set forth in its charter.

The Corporate Governance and Committee evaluates candidates for the Board. Candidates may come to the attention of the committee through current Board members, professional search firms, shareholders or other persons. The committee will consider nominees recommended by our shareholders. For additional information regarding the process for nominee submission and selection, see the “Shareholder Nominations” below.

Shareholder Nominations

Shareholders who would like to propose a candidate may do so by submitting the candidate’s name, resume and biographical information to the attention of our Corporate Secretary. All proposals for nomination received by the Corporate Secretary will be presented to the Corporate Governance and Nominating Committee for appropriate consideration. It is the policy of the Corporate Governance and Nominating Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on our Board. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the committee will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Corporate Governance and Nominating Committee, a shareholder should submit the following information in writing, addressed to the Corporate Secretary of Social Reality at our main office:

•	the name and address of the person recommended as a director candidate;
•	all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act;
•	the written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;
•

as to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our Class A common stock owned by such person; provided, however, that if the person is not a registered holder of our common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our common stock; and

•	a statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2017:

Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late

Derek Ferguson*	Form 3 (1 filed late)	1
Hardy Thomas*	Form 3 (1 filed late)	1
Robert Jordan	Form 3 (1 filed late)	1

———————

*  No Longer a Director

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Procedure

We review all known relationships and transactions in which Social Reality and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether Social Reality or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;
•	the nature of the related party’s interest in the transaction;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Social Reality and our shareholders;
•	the potential impact of the transaction on a director’s independence; and
•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between Social Reality and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2015.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this proxy statement entitled “Director Compensation” and “Executive Compensation.”

Information regarding disclosure of compensation to a director is included in the Section of this proxy statement entitled “Director Compensation.”

Information regarding the identification of each independent director is included in the Section of this proxy statement entitled “Directors, Executive Officers and Corporate Governance.”

•

Mr. Malcolm CasSelle, a member of our Board, was previously the Chief Technology Officer and President of New Ventures at tronc, Inc., which was one of our major advertisers. Revenue from New Ventures of tronc, Inc. amounted to $4,395,124 and $0 for the years ended December 31, 2016 and 2015, respectively. At December 31, 2016, New Ventures of tronc, Inc. owed us $1,042,000, net of liabilities owed to them. In August 2017, after Mr. CasSelle had ended his employment with tronc, Inc., we filed a lawsuit against tronc, Inc. and Tribune Content Agency, LLC for breach of contract, fraudulent concealment and deceptive business practices (case number 1:17-cv-05998, U.S. District Court for the Northern District of Illinois). We have alleged that tronc, Inc. and Tribune Content Agency, LLC refused to perform their contractual obligations and breached the terms of contract and insertion orders. On December 4, 2017, we entered into a settlement agreement with tronc whereby neither party admitted fault and tronc agreed to (i) pay us $2,250,000 representing amounts owed for advertisements placed by us as well as accrued interest and related costs and (ii) provide us with $300,000 in media spread over a consecutive twelve month period beginning on a date to be agreed upon by us and tronc.

•

Mr. Steven Antebi, a beneficial holder of greater than 5% of our Common Stock during 2016, served as a consultant to us. We paid him $467,230 and $634,452 for services provided to us during the years ended December 31, 2016 and 2015, respectively. Additionally, we entered a Consulting Agreement with a consultant that is controlled by Mr. Antebi. For further details regarding this arrangement, please see refer to Note 4 to the notes to our audited consolidated financial statements appearing in the form 10-K for the year ending December 31, 2016.

•

On October 10, 2016, we issued a common stock purchase option to Kristoffer Nelson, our Chief Operating Officer and a member of our board of directors. The option entitles Mr. Nelson to purchase 100,000 shares of Class A common stock at a price per share of $7.50, has a term of three (3) years and vests one third (1/3) annually over a three (3) year period.

•

On January 2, 2018, we issued a common stock purchase option to Kristoffer Nelson, our Chief Operating Officer and a member of our board of directors. The option entitles Mr. Nelson to purchase 100,000 shares of Class A Common Stock at a price per share of $5.78, has a term of three years and vests quarterly over a three (3) year period.

•

On March 20, 2018, as we began to formally review potential strategic options for SRAXMD, we entered into certain agreements with Erin DeRuggiero, our chief innovations officer. Pursuant to the terms of the agreements, Ms. Deruggiero employment agreement was terminated, and she became a consultant of the Company. The term of the consultancy expires in the second quarter of 2018, or upon the sale of the assets comprising SRAXmd, but may be extended by the parties. The terms of the consultancy are substantially similar to her prior employment agreement except that in the event of a sale of the SRAXmd business unit or substantially all of the assets thereof within 120 days from March 20, 2018, (i) we (or our assignee) have the right and the obligation to purchase all of Ms. DeRuggiero’s outstanding Class A common shares (514,667) at a price of $5.80 per share, or an aggregate of $2,985,068.60 and (ii) we will pay Ms. DeRuggiero, an amount equal to five percent (5%) of the cash consideration received from the sale of the SRAXmd business unit. The Company and Ms. DeRuggiero agreed to a customary release from any claims that may have arisen during her employment. In August 2018, SRAXmd was sold to Halyard MD Opco, LLC, an affiliate of Halyard Capital, a private equity firm. Pursuant to the sale, all of the aforementioned Class A common stock of Erin DeRuggiero was repurchased.

•

Due to certain provisions of our insider trading policy, on April 2, 2018, we agreed to extend certain outstanding Class A common stock purchase options of varying expiration dates to an extended expiration date of December 31, 2018. Included in these options were the following options held by Kristoffer Nelson, our Chief operating officer and Board member and Marc Savas, a board member:

o	10,000 Class A common stock purchase options issued to Kristoffer Nelson on 1/1/2013 with an exercise price per share of $5.00 and an original expiration date of 1/1/2018;
o	2,400 Class A common stock purchase options issued to Marc Savas on 2/1/2013 with an exercise price per share of $5.00 and an original expiration date of 2/1/2018; and
o	10,000 Class A common stock purchase options issued to Marc Savas on 4/1/2013 with an exercise price per share of $5.00 and an original expiration date of 4/1/2018.

•

On April 2, 2018, we issued a common stock purchase option to Kristoffer Nelson, our Chief Operating Officer and a member of our board of directors. The option entitles Mr. Nelson to purchase 100,000 shares of Class A Common Stock at a price per share of $5.78, has a term of three years and vests quarterly over a three (3) year period.

•

In August 2018, pursuant to our sale of the SRAXmd product line, we paid out an aggregate of $2,191,338.04 in stay bonuses, which amount includes $1,507,302.89 paid to Erin DeRuggiero, our former chief innovations officer and Board member.

•	On September 18, 2018, the Board agreed to pay Christopher Miglino, our chief executive officer, an aggregate of $414,250 in salary previously deferred from 2012 through March 15, 2017.

•

On September 18, 2018, as partial consideration for the successful sale of the SRAXmd product line, the Company paid the following transaction bonuses: (i) Christopher Miglino, our chief executive officer received $548,416.67, (ii) Joseph P. Hannan, our chief financial officer received $50,000 and (iii) Kristoffer Nelson, our chief operating officer, received $43,750

•

On September 18, 2018, we issued a common stock purchase option to Joseph P Hannan, our Chief Financial Officer. The option entitles Mr. Hannan to purchase 250,000 shares of Class A Common Stock at a price per share of $4.20, has a term of three years and vests quarterly over a three (3) year period.

•

On October 15, 2018, the Compensation Committee agreed to pay Joseph P. Hannan, our chief financial officer, a lump sum of $100,000 in lieu of a bonus of the same amount of restricted stock units, to which he was entitled to under his employment agreement.

DIRECTOR COMPENSATION

Below are descriptions of the Company’s previous legacy compensation policy for non-executive director compensation and its current policy, which is in effect beginning April 15, 2018.

Legacy Policy

•	an annual cash retainer of $10,000, payable quarterly;
•

a restricted stock award of a number of shares of our Class A common stock equal to $10,000 on the date such director joined the board if he or she joined in 2017, or on the one-year anniversary of he or she joining the board if prior to 2017.

•	a per meeting fee of $2,000, with a maximum annual payment of $10,000.

Current Director Compensation Policy

Effective April 15, 2018, each non-employee director will receive $30,000 as an annual board fee payable as follows:

•	Up to $15,000 in cash paid quarterly over the grant year; and

•

The balance in Class A common stock purchase options issued on April 15 of each year and vesting quarterly over the grant year and have a term of seven (7) years.  The stock options will be valued using the Black-Scholes option pricing model and are subject to customary assumptions used in the preparation of financial statements.

All elections of compensation will be made by April 1 of each year by incumbent directors and newly elected or appointed directors will have their compensation pro-rated and made on the fifth (5th) day following their election or appointment to the board.

The following table provides information concerning the compensation paid to our non-executive directors for their services as members of our board of directors for 2017. The information in the following table excludes any reimbursement of out-of-pocket travel and lodging expenses which we may have paid.

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)		Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Colleen DiClaudio	9,132	10,000	(1)	—	—	—	—	19,132
Marc Savas	20,000	10,000	(2)	—	—	—	—	30,000
Malcolm CasSelle	20,000	10,000	(3)	—	—	—	—	30,000
Robert Jordan	17,500	10,000	(4)	—	—	—	—	27,500
Hardy Thomas*	13,139	10,000	(5)	—	—	—	—	23,139
William Packer*	20,000	10,000	(6)	—	—	—	—	30,000
Derek Ferguson*	2,500	10,000	(7)	—	—	—	—	12.500

———————

*	No longer a director of Social Reality, Inc.
(1)	Represents 7,813 shares of Class A common stock.
(2)	Represents 3,774 shares of Class A common stock.
(3)	Represents 3,774 shares of Class A common stock.
(4)	Represents 6,510 shares of Class A common stock.
(5)	Represents 7,195 shares of Class A common stock.
(6)	Represents 3,774 shares of Class A common stock.
(7)	Represents 3,858 shares of Class A common stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed years ended December 31, for:

•	all individuals serving as our principal executive officer or acting in a similar capacity;
•	our two most highly compensated named executive officers, whose annual compensation exceeded $100,000; and
•

up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as a named executive officer of our company, at December 31, 2017.

The value attributable to any option awards is computed in accordance with FASB ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 10 of the Notes to our Consolidated Financial Statements for the year ended December 31, 2017.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)(2)	Total ($)

Christopher Miglino,	2017	192,000	40,000						232,000
Chief Executive Officer (3)	2016	192,000	—	—	—	—	—	—	192,000

Chad Holsinger,	2017	32,884	161,000					155,900	349,784
Chief Revenue Officer (4)	2016	114,000	186,000	—	—	—	—	1,911,493	2,211,493

Kristoffer Nelson	2017	175,000	54,213						199,213
Chief Operating Officer	2016	136,875		—	479,356(5)	—	—	—	616,231

Joseph Hannan	2017	200,000	100,000	100,000	—	—	—	—	400,000
Chief Financial Officer (6)	2016	41,666		614,000(7)					655,666

———————

(1)

The amounts included in the “Option Awards” column represent the aggregate grant date fair value of the stock options, compute din accordance with ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 4 of the notes to our consolidated financial statements appearing in the 10-K for the year end December 31, 2017.

(2)	All other compensation represents commissions received in accordance with the terms of his or her employment agreement.
(3)

Mr. Miglino’s contracted base salary is $192,000 annually. Prior to March 16, 2017, Mr. Miglino had been voluntarily reducing his base salary to $114,000. In September 2018, all of Mr. Miglino’s previously deferred salary was paid in full.

(4)	Mr. Holsinger resigned from the Company, effective March 31, 2017
(5)

Mr. Nelson’s Stock award represents 100,000 Class A Common Stock options issued on October 16, 2016 at an exercise price of $7.50 per share. The option vests 1/3 annually from the grant date. The award was granted pursuant to our 2016 Compensation Plan and has a term of 6 years.

(6)	Mr. Hannan joined the Company as Chief Financial Officer, effective October 17, 2016.
(7)

Mr. Hannan’s stock award consists of 100,000 restricted Class A Common shares issued on October 14, 2016 that vests half on October 17, 2017 and half on October 17, 2018. The aggregate value of the shares on the grant date was $614,000. The award was granted pursuant to our 2016 Compensation Plan.

Employment agreements and how the executive’s compensation is determined

We are a party to an employment agreement with each of Messrs. Miglino and Hannan which provide the compensation arrangements with these individuals. We have not engaged a compensation consultant or other consultant performing similar functions to advise our company on compensation arrangements for our executive officers and directors.

Employment Agreement with Mr. Miglino

We employ Christopher Miglino as our Chief Executive Officer for a term of four years pursuant to an employment agreement entered into on January 1, 2012. The employment agreement automatically renews for successive two-year terms unless either party provides notice of non-renewal not later than three (3) months before the conclusion of the then current term. As compensation for his services, Mr. Miglino was entitled to receive a base salary of $192,000 which is subject to an annual review. During 2012, in an effort to conserve our cash resources, Mr. Miglino agreed to a temporary reduction in his annual base salary to $60,000, which was increased to $90,000 during the fourth quarter of 2013. Mr. Miglino's annual base salary for the 2015 was $114,000. On March 16, 2017, his salary deferral ended and he returned his compensation to $192,000 per annum. On September 18, 2018, the board of directors agreed to pay Mr. Miglino an aggregate of $414,250 in salary deferred between 2012 and March 15, 2017. Additionally, effective October 1, 2018, Mr. Miglino’s salary was increased to $340,000 per annum. In addition, he is eligible to receive an annual bonus based upon the achievement of certain to-be-established goals fixed by the Board, which is payable in cash or non-cash compensation as determined by the Board, as well as a discretionary bonus as determined by the Board. Mr. Miglino is entitled to participate in all benefit plans we may offer, up to 45 days of paid vacation annually and reimbursement for out-of-pocket expenses incurred in furtherance of our business.

In addition to accrued obligations (including but not limited to, reimbursements, unpaid salary, unused vacation days, etc.), the following table sets forth the payments that would be made to Mr. Miglino in accordance with his employment agreement had he been terminated by us without cause or by Mr. Miglino for Good Reason, or termination as a result of disability on December 31, 2017.

Name	Terminated Without Cause / For Good Reason	Termination as a result of Disability
Christopher Miglino
Salary (1)	$384,000	$384,000
Accelerated Vesting of Awards	—	—
Health Care	43,074	—
Total:	$427,074	$384,000

———————

(1)	Amount equal to twenty four (24) months of Base Salary). Amount is to be paid over a twenty four (24) month period.

Employment Agreement with Mr. Hannan

On October 14, 2016 we entered into an Employment Agreement with Mr. Hannan pursuant to which he was engaged to serve as Chief Financial Officer. The term of the agreement extends until such time as either party chooses to terminate the employment agreement with our company. Under the terms of the employment agreement, Mr. Hannan's compensation includes:

•	an annual base salary of $200,000;
•	an annual bonus of $100,000, payable in equal quarterly installments beginning on April 1, and subject to the timely filings of our periodic reports;
•

an annual bonus of a restricted stock grant of $100,000 in value of shares of our Class A common stock on each annual anniversary date of the employment agreement, also subject to the timely filings of our periodic reports, subject to continued employment;

•	a one time restricted stock award of 100,000 shares of our Class A common stock, which completed vesting on October 17, 2018, subject to continued employment; and
•	annual paid time off of 30 days per year.

Mr. Hannan is entitled to participate in all benefit programs we offer our other executive officers and expense reimbursement. Upon termination of the agreement by either party, regardless of the reason, he is not entitled to any additional compensation. The employment agreement with Mr. Hannan contains customary confidentiality, non-disclosure and noninterference provisions.

Employment Agreement with Kris Nelson

Mr. Nelson is not a party to a written employment agreement, but his compensation is determined by the Compensation committee of the board of directors in consultation with the Company’s CEO. Mr. Nelson received $175,000 for the year ending December 31, 2017.  Effective October 1, 2018, Mr. Nelson’s annual salary was increased to $275,000.

Employment Agreement with Chad Holsinger

Mr. Holsinger served as our Chief Revenue Officer from October 2014 until March 2017. His employment agreement was for a term of four years beginning October 30, 2014 with automatic renewals of one (1) year unless notice to not renew is previously given by either party. Mr. Holsinger was paid a salary of $114,000 per annum, subject to increase from time to time at the Board’s discretion. Mr. Holsinger was also provided an annual bonus of $111,000 payable on January 31st of each year and a discretionary bonus at the discretion of the Board.  Such bonus payment was to be offset by payments made pursuant to certain earnout consideration related to the acquisition of Steel Media, Inc. on October 30, 2014.

Mr. Holsinger was also granted a one-time option to purchase 50,000 shares of Common Stock at an exercise price of $7.50 per share from the Company’s 2012 Equity Compensation Plan, which vested ¼ annually from the grant date.

Mr. Holsinger was also eligible to participate in all employee benefits made available by the Company to salaried employees.

In the event that Mr. Holsinger is terminated without cause or he resigns for good reason, he was entitled to severance equal to 12 months of his base salary as of the date of termination plus an amount equal to the greater of (a) the most recent bonus that would be payable and (b) $111,000.  As of March 2017, Mr. Holsinger was no longer employed by the Company.

Equity Compensation Plans

Our named executive officers participate in our equity compensation plans which are as follows:

2012 Equity Compensation Plan

Our 2012 Equity Compensation Plan (“2012 Plan”) is administered by our board or any of its committees. The purposes of the 2012 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of our business. The issuance of awards under our 2012 Plan is at the discretion of the administrator, which has the authority to determine the persons to whom any awards shall be granted and the terms, conditions and restrictions applicable to any award. Under our 2012 Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock based awards. Our 2012 Plan authorizes the issuance of up to 600,000 shares of Class A common stock for the foregoing awards. As of December 31, 2017, we have granted awards under the 2012 Plan equal to approximately 592,667shares of our common stock, and 0 shares have been cancelled or forfeited. Accordingly, there are 7,333 shares of common stock available for future awards under the 2012 Plan. In the event of a change in control, awards under the 2012 Plan will become fully vested unless such awards are assumed or substituted by the successor corporation.

2014 Equity Compensation Plan

Our 2014 Equity Compensation Plan (“2014 Plan”) is administered by our board or any of its committees. The purposes of the 2014 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of our business. The issuance of awards under our 2014 Plan is at the discretion of the administrator, which has the authority to determine the persons to whom any awards shall be granted and the terms, conditions and restrictions applicable to any award. Under our 2014 Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock based awards. Our 2014 Plan authorizes the issuance of up to 600,000 shares of Class A common stock for the foregoing awards. As of December 31, 2017, we have granted awards under the 2014 Plan equal to approximately 522,760 shares of our common stock, and 0 shares have been cancelled or forfeited. Accordingly, there are 77,240 shares of common stock available for future awards under the 2014 Plan. In the event of a change in control, awards under the 2014 Plan will become fully vested unless such awards are assumed or substituted by the successor corporation.

2016 Equity Compensation Plan

Our 2016 Equity Compensation Plan (“2016 Plan”) is administered by our board or any of its committees. The purposes of the 2016 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of our business. The issuance of awards under our 2016 Plan is at the discretion of the administrator, which has the authority to determine the persons to whom any awards shall be granted and the terms, conditions and restrictions applicable to any award. Under our 2016 Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock based awards. Our 2016 Plan authorizes the issuance of up to 600,000 shares of Class A common stock for the foregoing awards. As of December 31, 2017, we have granted awards under the 2016 Plan equal to approximately 516,293 shares of our common stock, and 0 shares have been cancelled or forfeited. Accordingly, there are 83,707 shares of common stock available for future awards under the 2016 Plan. In the event of a change in control, awards under the 2016 Plan will become fully vested unless such awards are assumed or substituted by the successor corporation.

Outstanding equity awards at year end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2017.

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)
Kristoffer Nelson	10,000	—	—	5.00	12/31/2018	—	—	—	—
	33,333			7.50	10/10/2020
	33,333			7.50	10/10/2021
	33.333			7.50	10/10/2022

Joseph P Hannan						50,000	—	—	—

EQUITY COMPENSATION INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our stockholders as of December 31, 2017.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)

Plans approved by our stockholders:
2012 Equity Compensation Plan	65,000	$5.09	364,000
2014 Equity Compensation Plan	206,800	$7.12	240,109
2016 Equity Compensation Plan	340,000	$4.78	10,614
Plans not approved by stockholders	—	—	—

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees billed to us by our independent auditor for 2017 and 2016. All fees were paid to RBSM LLP.

	2017	2016
Audit Fees	$100,000	$85,000
Audit-Related Fees	30,000	26,000
Tax Fees	20,000	20,000
All Other Fees	29,500	55,000
Total	$179,500	$186,000

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

Pre-Approval of Independent Auditor Services and Fees

Our Board has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee. The audit and tax fees paid to the auditors with respect to 2017 were pre-approved by the Audit Committee.  RBSM LLP did not provide any other services during 2017 except those listed above.

AUDIT COMMITTEE REPORT

The primary function of the Audit Committee is to assist the Board in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

With respect to the year ended December 31, 2017, in addition to its other work, the Audit Committee:

•	reviewed and discussed with management and RBSM LLP, our independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2017 and the year then ended;
•

discussed with RBSM LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

•

received from RBSM LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Audit Committee discussed with RBSM LLP, its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The Audit Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the 10-K for the year ended December 31, 2017 for filing with the SEC.

Audit Committee of the Board of Directors of Social Reality, Inc.

/s/ Robert Jordan /s/ Malcolm CasSelle /s/ Marc Savas

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board currently consists of six (6) members, four (4) of which are “independent,” as that term is defined by NASDAQ Market Place Rules and all of which are standing for reelection.

At the Annual Meeting, the terms of Messrs. Miglino, Nelson, Savas, CasSelle, Jordan, and Ms. DiClaudio expire.  Six (6) directors will be elected at the Annual Meeting to serve for a one-year term which will expire at our annual meeting in 2019. The Board has nominated Messrs. Miglino, Nelson, Savas, CasSelle, Jordan and Ms. DiClaudio as its nominees for directors. All six (6) individuals are currently directors of the Company. Mr. Miglino also serves as our Chief Executive Officer, President, and Chairman of our Board and Mr. Nelson serves as our Chief Operating Officer. The candidates receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as the Company’s directors.

The sections titled “Directors, Executive Officers and Corporate Governance” beginning on page 9 of this proxy statement contain more information about the leadership skills and other experiences that caused the Corporate Governance and Nominating Committee and the Board to determine that these nominees should serve as directors of GenSpera.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a One Year Term Expiring at the

2019 Annual Meeting

Nominees for Term Expiring in 2019

The Nominating and Corporate Governance Committee recommended, and the Board of Directors nominated the following individuals to serve as directors

•	Christopher Miglino
•	Kristoffer Nelson
•	Marc Savas
•	Malcolm CasSelle
•	Robert Jordan
•	Colleen DiClaudio

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Social Reality. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board, the proxy holder will vote in his discretion for a substitute nominee. The term of office of each person elected as a director will continue until the 2019 annual meeting or until a successor has been appointed and qualified, or until the director’s earlier death, resignation, or removal. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Required Vote

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

****************

PROPOSAL 2

RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF RBSM LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

The Audit Committee has selected RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018. RBSM LLP. has served as the Company’s independent registered public accounting firm since 2012. Representatives of RBSM LLP are expected to attend the Annual Meeting, either in person or telephonically, and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our shareholders to ratify the selection of RBSM LLP as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of RBSM LLP to shareholders for ratification because we value our shareholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event shareholders fail to ratify the appointment of RBSM LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our shareholders.

The Company has been informed by RBSM LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

Ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of RBSM LLP.

Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

****************

PROPOSAL 3

AMENDMENT OF 2014 EQUITY COMPENSATION PLAN

On November 29, 2018 our Compensation Committee recommended, and our Board approved an amendment to our 2014 Equity Compensation Plan (“Plan”). Pursuant to the amendment, the number of shares eligible for issuance under the plan will be increased by 1,000,000. We are asking our stockholders to approve the amendment of the Plan. Under the terms of the Plan, as amended, we will reserve an aggregate of 1,600,00 Class A common shares for awards to our employees, directors, officers and consultants. As of November 29, 2018, there are 600,000 shares issued or reserved for issuance upon the exercise or conversion of outstanding awards. The Compensation Committee and the full board of directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. Upon review, our Compensation Committee and board determined that the provisions as well as shares available for future awards under our existing plans were insufficient to achieve such goal. Therefore, the Compensation Committee recommended, and the full board of directors approved, subject to stockholder approval, the amendment of the Plan in order to increase the aggregate number of shares available for grants and awards under the plan to 1,600,000.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan as proposed to be amended, which is included in this proxy statement as Appendix A.

General.  The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and nonstatutory stock options, restricted stock, performance units, performance shares, Stock Appreciation Rights, RSUs, and other stock based awards to our employees, directors, and consultants. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants and to promote the success of our business.

Common Stock Available Under the Plan.  Assuming stockholders approve this proposal, a total of 1,600,000 shares of Class A common stock will have been reserved for issuance pursuant to the Plan, of which 522,760 are issued or will be reserved for issuance pursuant to outstanding awards. If an award expires or is terminated or canceled without having been exercised or settled in full, or is forfeited back to or repurchased by us, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares are not deemed to be issued under the Plan with respect to any portion of an award that is settled in cash or to the extent such shares are withheld in satisfaction of tax withholding obligations. If the exercise or purchase price of an award is paid for through the tender of shares, or tax withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the Plan. However, shares that have actually been transferred to a financial institution or other person or entity selected by the Plan administrator will not be returned to the Plan and will not be available for future distribution under the Plan.

Administration of the Plan.  Our board of directors, or one or more committees appointed by our board of directors, will administer our Plan (the “administrator”). In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Compensation Committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code to enable us to receive a federal tax deduction for certain compensation paid under the Plan. The administrator has the power to determine the terms of the awards, including the exercise price (which may be changed by the administrator after the date of grant), the number of shares subject to each award (subject to the limits under the Plan), the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award exchange program, an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator), and a program through which participants may reduce cash compensation payable in exchange for awards, and to create other stock based awards that are valued in whole or in part by reference to (or are otherwise based on) shares of our Class A common stock (or the cash equivalent of such shares).

Eligibility.  Nonstatutory stock options, restricted stock, stock appreciation rights, performance units, performance shares, RSUs, and other stock based awards may be granted under the Plan to our employees, directors, and consultants. Incentive stock options may be granted only to employees. As of November 27, 2018, we had 61 employees, six (6) directors (including two employee director) and numerous consultants and/or temporary workers.

Limitations.   In general, Section 162(m) limits our compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation, including Performance-Based Compensation. The terms of the Plan permit, but do not require, us to grant performance-based awards under the Plan that meet the requirements of Performance-Based Compensation so that such awards will be deductible by us for federal income tax purposes.

Options.  A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Each option is evidenced by a stock option agreement and is subject to the following terms and conditions:

Number of Options.  The administrator will determine the number of shares granted to any eligible individual pursuant to a stock option.

Exercise Price.  The administrator will determine the exercise price of options granted under our Plan at the time the options are granted, but with respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and all incentive stock options, the exercise price generally must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of common stock generally is determined with reference to the closing sale price for our common stock (or the closing bid if no sales were reported) on the day the option is granted.

Exercise of Option; Form of Consideration.  The administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. To the extent permitted by applicable law, the Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, a reduction in the amount of our liability to the participant, any combination of the prior methods of payment or any other form of consideration permitted by applicable law.

Term of Option.  The term of stock options will be stated in the stock option agreement. However, the term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term must not exceed five years. No option may be exercised after the expiration of its term.

Termination of Service.  After termination of service, an option holder may exercise his or her option for the period of time determined by the administrator and stated in the option agreement. In the absence of a time specified in a participant’s award agreement, a participant may exercise the option within three months of such termination, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement), unless such participant’s service terminates due to the participant’s death or disability, in which case the participant or, if the participant has died, the participant’s estate, beneficiary designated in accordance with the administrator’s requirements or the person who acquires the right to exercise the option by bequest or inheritance may exercise the option, to the extent the option was vested on the date of termination (or to the extent the vesting is accelerated upon the participant’s death), within one year from the date of such termination.

Nontransferability of Options.  Unless otherwise determined by the administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee. However, the administrator may at any time implement an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator).

Restricted Stock.  Restricted stock awards are awards of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator may impose whatever conditions to vesting it determines to be appropriate including, if the administrator has determined it is desirable for the award to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, that the restricted stock will vest based on the achievement of performance goals. Each award of restricted stock is evidenced by an award agreement specifying the terms and conditions of the award. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator also determines the purchase price of any grants of restricted stock and, unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the purchaser’s service with us for any reason including death or disability.

Restricted Stock Units.  RSUs are awards of restricted stock, performance shares, or performance units that are paid out in installments or on a deferred basis. The administrator determines the terms and conditions of RSUs. Each RSU award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine in its sole discretion, including, without limitation whatever conditions to vesting it determines to be appropriate. As with awards of restricted stock, performance shares, and performance units, the administrator may set restrictions with respect to the RSUs based on the achievement of specific performance goals. The administrator also determines the number of shares granted pursuant to a RSU award.

Stock Appreciation Rights. Stock Appreciation Rights are bonuses that are equal to the appreciation of our stock over an established period of time. Stock Appreciation Rights may be granted by the Administrator in such number as determined by the Administrator.  The Administrator will have complete discretion to determine the terms and conditions of the Stock Appreciation Rights granted under the Plan and on the terms and conditions on which the Stock Appreciation Rights may be exercised.  Upon the exercise of a Stock Appreciation Right a participant will be entitled to receive payment by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price, times (ii) the number of shares with respect to which the Stock Appreciation Right is exercised.

Performance Shares and Performance Units.  Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The performance goals may be based upon the achievement of company-wide, divisional, or individual goals (including solely continued service), applicable securities laws or other basis determined by the administrator. Payment for performance units and performance shares may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the administrator. Performance units will have an initial dollar value established by the administrator prior to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator also determines the number of performance shares and performance units granted to any employee. Each performance unit and performance share is evidenced by an award agreement, and is subject to the terms and conditions determined by the administrator.

Other Stock Based Awards.  The administrator has the authority to create awards under the Plan in addition to those specifically described in the Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock (or the cash equivalent of such shares). These awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside the Plan. Each other stock based award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine.

Transferability of Awards.  Unless the administrator determines otherwise, our Plan does not allow for the transfer of awards other than by will, by the laws of descent and distribution, or pursuant to an award transfer program which the administrator has reserved the discretion to implement from time to time. Only the participant may exercise an award during his or her lifetime.

Performance Goals.  As discussed above, under Section 162(m) of the Code, the annual compensation paid to the chief executive officer, the chief financial officer, and each of the other three most highly compensated executive officers (our named executive officers) may not be deductible to the extent it exceeds $1,000,000. However, we are able to preserve the deductibility of compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan, setting limits on the number of awards that any individual may receive, and for awards other than options establishing performance criteria that must be met before the award actually will vest or be paid. The administrator (in its discretion) may make performance goals applicable to a participant. The performance goals may differ from participant to participant and from award to award. Any criteria used may be measured, as applicable, in absolute terms or in relative terms (including passage of time and/or against another company or companies), on a per-share basis, against the performance of the company as a whole or any segment of the company, and on a pre-tax or after-tax basis.

Adjustments upon Changes in Capitalization.  In the event that our stock changes by reason of any dividend (excluding an ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our securities, or other similar change in our capital structure, the administrator will make the adjustments to the number and class of shares of common stock subject to the Plan, the maximum number of shares of common stock that may be issued to any individual in any fiscal year pursuant to awards, and the number, class, and price of shares of common stock subject to any outstanding award.

Adjustments upon Liquidation or Dissolution.  In the event of our liquidation or dissolution, any unexercised award will terminate. The administrator may, in its sole discretion, provide that each participant will have the right to exercise all or any part of the award, including shares as to which the award would not otherwise be exercisable.

Adjustments upon Merger or Change in Control.  Our Plan provides that in the event of a merger with or into another corporation or our “change in control,” including the sale of all or substantially all of our assets, the successor corporation will assume or substitute an equivalent award for each outstanding award. Unless determined otherwise by the administrator, any outstanding options not assumed or substituted for will be fully vested and exercisable, including as to shares that would not otherwise have been vested and exercisable, for a period of up to 15 days from the date of notice to the holder of such award. The option or stock appreciation right will terminate at the end of such period. Unless determined otherwise by the administrator, any restricted stock, performance shares, performance units, RSUs, or other stock based awards not assumed or substituted for will be fully vested as to all of the shares subject to the award, including shares which would not otherwise be vested. In the event an outside director is terminated immediately prior to or following a change in control, other than pursuant to a voluntary resignation, the awards he or she received under the Plan will fully vest and become immediately exercisable.

Amendment and Termination of Our Plan.  Our Plan will automatically terminate on November 5, 2024, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend, or terminate our Plan provided it does not adversely affect any award previously granted under our Plan.

Plan Benefits

The amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

U.S. Federal Income Tax Information

Incentive Stock Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares and Performance Units.  A participant generally will not have taxable income at the time an award of restricted stock and RSUs are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture (e.g., vested). However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award less any amount paid for the shares on the date the award is granted.

Our Tax Impact from Awards.  We generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our named executive officers. Under Section 162(m) of the Code, the annual compensation paid to named executive officers may not be deductible to the extent it exceeds $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan and setting limits on the number of awards that any individual may receive per year. The Plan has been designed to permit the administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, which permits us to continue to receive a federal income tax deduction in connection with such awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

The Board of Directors recommends that you vote FOR the amendment of the 2014 Equity Compensation Plan. Proxies will be voted FOR the amendment of the 2014 Equity Compensation Plan unless you otherwise specify in your proxy.

****************

ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

Enclosed herewith is the Company’s Annual Report on Form 10-K for the 2017 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to Joseph Hannan, Social Reality, Inc. 456 Seaton Street, Los Angeles, CA 90013. Exhibits to Form 10-K will also be provided upon specific request. Please submit all requests for additional paper or e-mail copies of the materials by December 10, 2018 in order to ensure receipt prior to the Annual Meeting. The materials will be provided without charge. You can obtain copies of this Proxy statement, our Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov. or on Social Reality’s website at www.SRAX.com.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, each of the person named as proxy holder, Christopher Miglino, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, our nominee is not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Christopher Miglino
November 30, 2018	Chairman of the Board, Chief Executive Officer

APPENDIX A

2014 EQUITY COMPENSATION PLAN AS AMENDED

SOCIAL REALITY, INC.

2014 EQUITY COMPENSATION PLAN

AS AMENDED ON DECEMBER 27, 2018

1.

Purposes of the Plan.  The purposes of this Plan are:

•

to attract and retain the best available personnel for positions of substantial responsibility,

•

to provide additional incentive to Employees, Directors and Consultants, and

•

to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Units, Performance Shares and Other Stock Based Awards.

2.

Definitions.  As used herein, the following definitions will apply:

(a)

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)

“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock Based Awards.

(d)

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)

“Awarded Stock” means the Common Stock subject to an Award.

(f)

“Board” means the Board of Directors of the Company.

(g)

“Change in Control” means the occurrence of any of the following events:

(i)

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities and within three (3) years from the date of such acquisition, a merger or consolidation of the Company with or into the person (or affiliate thereof) holding such beneficial ownership of securities of the Company is consummated; or

(ii)

The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)

A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)

The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For purposes of this Section, “affiliate” will mean, with respect to any specified person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person (“control,” “controlled by” and “under common control with” will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contact or credit arrangement, as trustee or executor, or otherwise).

(h)

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)

“Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(j)

“Common Stock” means the Class A Common Stock of the Company, or in the case of Performance Units and certain Other Stock Based Awards, the cash equivalent thereof.

(k)

“Company” means Social Reality, Inc., a Delaware corporation, or any successor thereto.

(l)

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(m)

“Director” means a member of the Board.

(n)

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o)

“Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(p)

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(s)

“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)

In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(iv)

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(t)

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)

“Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

(v)

“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(w)

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)

“Option” means a stock option granted pursuant to the Plan.

(y)

“Other Stock Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12.

(z)

“Outside Director” means a Director who is not an Employee.

(aa)

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb)

“Participant” means the holder of an outstanding Award granted under the Plan.

(cc)

“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, in absolute or relative terms (including passage of time and/or against another company or companies), on a per share basis, against the performance of the Company as a whole or any segment of the Company, and on a pre-tax or after-tax basis.

(dd)

“Performance Share” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(ee)

“Performance Unit” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(ff)

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(gg)

“Plan” means this 2014 Equity Compensation Plan.

(hh)

“Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 8, Section 11 or Section 12 of the Plan or issued pursuant to the early exercise of an Option.

(ii)

“Restricted Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Section 11 of the Plan.

(jj)

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(kk)

“Section 16(b)” means Section 16(b) of the Exchange Act.

(ll)

“Service Provider” means an Employee, Director or Consultant.

(mm)

“Share” means a share of the Class A Common Stock, as adjusted in accordance with Section 15 of the Plan.

(nn)

“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 of the Plan is designated as a SAR.

(oo)

“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(pp)

“Unvested Awards” means Options or Restricted Stock that (i) were granted to an individual in connection with such individual’s position as a Service Provider and (ii) are still subject to vesting or lapsing of Company repurchase rights or similar restrictions.

3.

Stock Subject to the Plan.

(a)

Stock Subject to the Plan. The maximum number of Shares that may be issued under the Plan is one million six hundred thousand (1,600,000). The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash, or (ii) to the extent such Shares are withheld in satisfaction of tax withholding obligations. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, the number of Shares so tendered shall again be available for issuance pursuant to future Awards under the Plan. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award Transfer Program shall not be again available for grant under the Plan.

(b)

Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

4.

Administration of the Plan.

(a)

Procedure.

(i)

Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(ii)

Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)

Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(iv)

Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)

Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)

to determine the Fair Market Value;

(ii)

to select the Service Providers to whom Awards may be granted hereunder;

(iii)

to determine the number of Shares to be covered by each Award granted hereunder;

(iv)

to approve forms of agreement for use under the Plan;

(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)

to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

(vii)

to institute an Exchange Program;

(viii)

to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

(x)

to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(xi)

to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii)

to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xiv)

to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xv)

to determine whether Awards will be adjusted for Dividend Equivalents;

(xvi)

to create Other Stock Based Awards for issuance under the Plan;

(xvii)

to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xvii)

to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xix)

to make all other determinations deemed necessary or advisable for administering the Plan.

(c)

Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.

Eligibility. Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units and Other Stock Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.

Limitations.

(a)

ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)

No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

(c)

162(m) Limitation. For purposes of qualifying Awards as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Award to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.

Stock Options.

(a)

Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b)

Option Exercise Price and Consideration.

(i)

Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)

In the case of an Incentive Stock Option

(A)

granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)

granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(2)

In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3)

Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii)

Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(c)

Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

(i)

cash;

(ii)

check;

(iii)

promissory note;

(iv)

other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v)

consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)

a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)

any combination of the foregoing methods of payment; or

(viii)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d)

Exercise of Option.

(i)

Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)

Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)

Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)

Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date one (1) month following the Participant’s death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(e)

Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

8.

Restricted Stock.

(a)

Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Subject to any restrictions specifically provided for in this Plan, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions, if any, that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

(b)

Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)

Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise

(d)

Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)

Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)

Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)

Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)

Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.

Stock Appreciation Rights.

(a)

Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)

Number of Shares. Subject to Section 6(c)(i) of the Plan, the Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c)

Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d)

Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(e)

SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(f)

Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(d)(ii), 7(d)(iii) and 7(d)(iv) also will apply to SARs.

(g)

Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)

The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)

The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(h)

Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares a Stock Appreciation Right previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

10.

Performance Units and Performance Shares.

(a)

Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to any restrictions specifically provided for in this Plan, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)

Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)

Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/ Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)

Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

(e)

Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)

Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.

Restricted Stock Units. Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

12.

Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

13.

Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91 st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.

Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15.

Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)

Adjustments. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) annual share issuance limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)

Dissolution or Liquidation. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) annual share issuance limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(c)

Merger or Change in Control.

(i)

Stock Options and SARS. In the event of a merger or Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options and SARs granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options and SARs as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(ii)

Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock Based Awards. In the event of a merger or Change in Control, each outstanding Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit awards shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Awards granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in such Awards, including Shares as to which it would not otherwise be vested. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

16.

Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17.

Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board. The Plan will continue in effect for a term ending 10 years after the effective date unless terminated earlier under Section 18 of the Plan.

18.

Amendment and Termination of the Plan.

(a)

Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)

Effect of Amendment or Termination. Subject to Section 20 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.

Conditions Upon Issuance of Shares.

(a)

Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)

Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.

Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

21.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.

Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

SOCIAL REALITY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOCIAL REALITY ANNUAL MEETING OF SHAREHOLDERS – DECEMBER 31, 2018 AT 11:00 AM
CONTROL ID:
REQUEST ID:

The undersigned, who is a shareholder of Social Reality, Inc. (the "Company") hereby revokes any proxy heretofore given and does hereby appoint Christopher Miglino, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at the Palm Garden Hotel, 495 North Ventu Park Road, Thousand Oaks, California 91320, on Monday, December 31, 2018 beginning at 11:00 a.m., local time, or any adjournment or postponement thereof, and to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SRAX
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF SOCIAL REALITY, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	To elect six (6) members to the Board of Directors to serve for the following year or until their respective successors are qualified and elected.		☐	☐
	Christopher Miglino				☐
	Kristoffer Nelson				☐	CONTROL ID:
	Mark Savas				☐	REQUEST ID:
	Malcolm CasSelle				☐
	Robert Jordan				☐
	Colleen DiClaudio				☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for 2018.		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN
	To approve an amendment to Social Reality’s 2014 Equity Compensation Plan to increase the number of authorized shares of Class A common stock issuable under the plan by 1,000,000.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The board of directors unanimously recommends that the shareholders vote “FOR ALL” with respect to the election of Directors, and "FOR" Proposals 2 and 3.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.  IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)